UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 2/21/2012

Florida Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53813

Florida	20-8732828
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

201 N. Franklin Street

Suite 100

Tampa, FL 33602

(Address of principal executive offices, including zip code)

(813) 367-5270

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operation and Financial Condition.

On February 21, 2012, Florida Bank Group, Inc. (the “Company”) announced that it will release a recorded call which will review its quarterly results for the quarter ended December 31, 2011. The recorded call and an investor presentation will be available in the “About Us” section of the company’s website at www.flbank.com, starting at 8:00 a.m., Eastern Time on Tuesday February 21, 2012, thru February 29, 2012. A copy of the related press release is furnished as Exhibit 99.1. The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933 (the “Securities Act”).

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 21, 2012, with respect to Florida Bank Group, Inc.’s Announced Call to Review Quarterly Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Bank Group, Inc.

Date: February 21, 2012	By:	/s/ Gary J. Ward
Gary J. Ward
Chief Financial Officer